CMG TACTICAL BOND FUND Class A Shares CHYAX Class I Shares CHYOX	CMG TACTICAL ALL ASSET STRATEGY FUND Class A Shares CMGQX Class I Shares CMGHX

(each a series of Northern Lights Fund Trust)

Supplement dated September 21, 2022 to

the Prospectus dated August 29, 2022

The Board of Trustees of Northern Lights Fund Trust (the “Board”) has determined based on the recommendation of the investment adviser of the CMG Tactical Bond Fund and CMG Tactical All Asset Strategy Fund (the “Funds”), that it is in the best interests of the Funds and their shareholders that the Funds cease operations. The Board has determined to close the Funds and redeem all outstanding shares on October 21, 2022.

Effective at the close of business September 21, 2022, the Funds will not accept any purchases and will no longer pursue their stated investment objectives. The Funds may begin liquidating their portfolios and may invest in cash equivalents such as money market funds until all shares have been redeemed. Any capital gains will be distributed as soon as practicable to shareholders. Shares of the Funds are otherwise not available for purchase.

Prior to October 21, 2022, you may redeem your shares, including reinvested distributions, in accordance with the “How to Redeem Shares” section in the Prospectus. Unless your investment in a Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Tax Status, Dividends and Distributions” section in the Prospectus for general information. You may wish to consult your tax advisor about your particular situation.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUNDS PRIOR TO OCTOBER 21, 2022 WILL HAVE THEIR SHARES AUTOMATICALLY REDEEMED AS OF THAT DATE, AND PROCEEDS WILL BE SENT TO THE ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUNDS AT 1-866-CMG-9456.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement.

This Supplement and the existing Prospectus dated August 29, 2022, provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the Statement of Additional Information dated August 29, 2022, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Funds at 1-866-CMG-9456.